UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5357

DWS Blue Chip Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2007

Semiannual Report
to Shareholders

DWS Blue Chip Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. The fund may invest in various industries and certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2007

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are 1.11%, 1.97%, 1.77% and 0.68% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown for Class B and Institutional Class shares and for the 3-year, 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/07
DWS Blue Chip Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	7.74%	13.04%	13.46%	9.06%	6.89%
Class B	7.23%	11.99%	12.46%	8.13%	5.99%
Class C	7.29%	12.21%	12.59%	8.20%	6.07%
Institutional Class	7.89%	13.49%	13.93%	9.52%	7.41%
Russell 1000® Index+	9.10%	15.16%	12.94%	9.09%	8.48%
S&P 500® Index++	8.60%	15.24%	12.25%	8.54%	8.05%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/07	$ 21.58	$ 20.08	$ 20.37	$ 22.33
10/31/06	$ 22.16	$ 20.72	$ 20.97	$ 22.91
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .14	$ —	$ —	$ .24
Capital Gain Distributions	$ 2.06	$ 2.06	$ 2.06	$ 2.06
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	336	of	889	38
3-Year	223	of	653	34
5-Year	192	of	471	41
10-Year	143	of	188	76

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Blue Chip Fund — Class A [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/07
DWS Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,654	$13,766	$14,544	$18,351
	Average annual total return	6.54%	11.24%	7.78%	6.26%
Class B	Growth of $10,000	$10,899	$14,025	$14,683	$17,891
	Average annual total return	8.99%	11.93%	7.98%	5.99%
Class C	Growth of $10,000	$11,221	$14,274	$14,829	$18,019
	Average annual total return	12.21%	12.59%	8.20%	6.07%
Russell 1000 Index+	Growth of $10,000	$11,516	$14,407	$15,448	$22,577
	Average annual total return	15.16%	12.94%	9.09%	8.48%
S&P 500 Index++	Growth of $10,000	$11,524	$14,143	$15,066	$21,681
	Average annual total return	15.24%	12.25%	8.54%	8.05%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Blue Chip Fund — Institutional Class [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended April 30
Comparative Results as of 4/30/07
DWS Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,134,900	$1,478,900	$1,575,400	$2,043,300
	Average annual total return	13.49%	13.93%	9.52%	7.41%
Russell 1000 Index+	Growth of $1,000,000	$1,151,600	$1,440,700	$1,544,800	$2,257,700
	Average annual total return	15.16%	12.94%	9.09%	8.48%
S&P 500 Index++	Growth of $1,000,000	$1,152,400	$1,414,300	$1,506,600	$2,168,100
	Average annual total return	15.24%	12.25%	8.54%	8.05%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is 1.37% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year and Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/07
DWS Blue Chip Fund	6-Month‡	1-Year	Life of Class*
Class S	7.82%	13.29%	12.56%
Russell 1000 Index+	9.10%	15.16%	13.42%
S&P 500 Index++	8.60%	15.24%	12.70%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Class commenced operations on February 1, 2005. Index returns began on January 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/07	$ 21.57
10/31/06	$ 22.15
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .17
Capital Gain Distributions	$ 2.06
Class S Lipper Rankings — Multi-Cap Core Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	297	of	889	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Blue Chip Fund — Class S [] Russell 1000 Index+ [] S&P 500 Index++

Comparative Results as of 4/30/07
DWS Blue Chip Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$11,329	$13,035
	Average annual total return	13.29%	12.56%
Russell 1000 Index+	Growth of $10,000	$11,516	$13,275
	Average annual total return	15.16%	13.42%
S&P 500 Index++	Growth of $10,000	$11,524	$13,086
	Average annual total return	15.24%	12.70%

The growth of $10,000 is cumulative.

* The Class commenced operations on February 1, 2005. Index returns began on January 31, 2005.
+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2006 to April 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,077.40	$ 1,072.30	$ 1,072.90	$ 1,078.20	$ 1,078.90
Expenses Paid per $1,000*	$ 5.77	$ 10.74	$ 9.56	$ 4.74	$ 3.81
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,019.24	$ 1,014.43	$ 1,015.57	$ 1,020.23	$ 1,021.12
Expenses Paid per $1,000*	$ 5.61	$ 10.44	$ 9.30	$ 4.61	$ 3.71
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Blue Chip Fund	1.12%	2.09%	1.86%	.92%	.74%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Robert Wang, Julie Abbett and Jin Chen discuss DWS Blue Chip Fund's performance, management strategy and the market environment during the six-month period ended April 30, 2007.

Q: How would you describe the market environment over the last six months?

A: Except for a period of weakness in late February and early March, equity markets were quite strong over the last six months. In fact, by the end of April, most indexes were near their all-time highs. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 8.90% for the period.1

1 Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

Large-cap stocks performed better than small-cap issues: The Russell 1000® Index posted a return of 9.10% for the six months ended April 2007, while the Russell 2000® Index returned 6.86%.2 The market's strength was quite broad, encompassing both growth and value stocks: The Russell 1000® Value Index had a return of 9.79%, while the Russell 1000® Growth Index returned 8.42%.3 All 10 industry sectors within the Russell 1000 had positive returns. The strongest sectors were utilities and materials, both of which had returns above 18%. The weakest sector was financials, with a return just under 6%.

2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, an unmanaged index which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: DWS Blue Chip Fund (Class A shares) produced a total return of 7.74% for the six months ended April 30, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund underperformed its benchmarks, the Russell 1000 Index, which had a return of 9.10%, and the Standard & Poor's 500® (S&P 500) Index, which returned 8.60% for the period.4 The fund also underperformed the 9.10% average return of the 922 funds in its peer group, the Lipper Multi-Cap Core Funds category.5

4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.
5 The Lipper Multi-Cap Core Funds category is comprised of funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period. Multi-cap funds will generally have 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Core Funds have wide latitude in the companies in which they invest. These funds normally compare their average price-to-earnings ratios, price-to-book ratios and three-year earnings growth figures with the US diversified multi-cap equity funds universe average. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

Q: How is this fund managed?

A: Our investment process is focused on stock selection, using a quantitative model to evaluate a company's growth prospects and financial characteristics relative to its stock price.6 Our process is designed to identify attractively valued stocks with above-average capital appreciation potential from the fund's potential investment universe of approximately 1,000 large-cap companies. We begin by sorting the universe of 1,000 stocks into 24 clearly defined industry groups. Next, we compare the stocks based on current and historical data, including valuation, a measure of how expensive a stock is; earnings growth and growth potential; and market sentiment, which enables us to pinpoint short-term price movements.

6 A quantitative model for selection of investments uses mathematical techniques to analyze the financial characteristics of potential investments and compare alternative investments.

Using all of this information, our model ranks stocks by their potential expected level of performance. Our model also creates an "optimal" portfolio, suggesting which stocks should be included in the fund and which ones should be omitted, as well as proportions of individual stocks to be held. We carefully analyze our model's suggestions, double-checking data and seeking additional information about each potential holding. We generally maintain weights of our 24 industry groups within one percentage point of the benchmark. This step-by-step approach leads to a portfolio of approximately 130 stocks. By diversifying holdings among a large number of stocks, we seek to reduce the risk associated with each individual stock.

This model makes it possible to analyze far more stocks than can most traditional active portfolio managers, who rely primarily on their own talent and experience as well as the analytic skills of research professionals to assess each stock. We believe that our approach provides a way to manage risk by helping us choose stocks that are attractively valued in an objective, consistent and repeatable manner.

Q: What decisions had the most positive effects on the fund's performance relative to its benchmarks?

A: Three sectors that were particularly positive were materials, energy and diversified financials. In materials, Lyondell Chemical Co., Celanese Corp. and Southern Copper Corp. were top performers. Lyondell, which has significant involvement in energy, remained strong, despite reporting disappointing first quarter results, which management said were not indicative of expectations for the remainder of the year. Celanese, a global producer of value-added industrial chemicals, reported very strong first quarter earnings and announced that earnings are expected to continue rising during 2007. We originally selected Southern Copper for its good quality earnings and good cash flow; these measures, along with rising copper prices and growing global demand for copper and other metals, are driving the stock's performance.

In energy, Tesoro Corp., Patterson-UTI Energy, Inc. and Unit Corp. were among the holdings that performed especially well. The fund holds significantly larger percentage positions than the Russell 1000 Index in these stocks. Tesoro, an independent refiner and marketer of petroleum products, announced strong earnings and also made several acquisitions that are expected to contribute to future earnings. Both Patterson-UTI and Unit Corp. are providers of contract drilling services; they are benefiting from strong demand for their services. Unit Corp., which also engages in oil and gas exploration and processes natural gas, reported very strong first quarter earnings.

In diversified financials, overweight positions in The Goldman Sachs Group, Inc. and JPMorgan Chase & Co. contributed to performance, as these companies benefited from strength in capital markets.7

7 "Overweight" means the fund holds a higher weighting in a given sector than its benchmark index. "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark.

Q: Which holdings had a negative impact on performance?

A: Positions in technology hardware and equipment, software and services, and food, beverage and tobacco sectors detracted from relative performance. In technology hardware and equipment, performance was hurt by overweights in Western Digital Corp. and Lexmark International, Inc. Lexmark reported disappointing revenue and earnings, as the company struggles to reduce the importance of commodity products such as printer cartridges in its sales mix. Western Digital, a manufacturer of hard drives, was down despite strong earnings. Another negative for performance relative to the benchmark was not owning computer manufacturer Apple Inc., which was very strong; our model indicates that the valuation of Apple's stock is excessive.

In software and services, an underweight in Microsoft Corp. detracted from performance, as did a position in Acxiom Corp., a data services company that has had management issues; this stock began to recover near the end of the period.

In food, beverages and tobacco, relative performance was hurt by an underweight in Altria Group, Inc. and by not owning The Coca-Cola Company, as both of these stocks were quite strong. Also negative was an overweight position during much of the period in ConAgra Foods, Inc., which was hurt by a peanut butter recall; this position has been eliminated.

Q: Do you have other comments for shareholders?

A: Although the fund has a strongly positive return for the six-month period, we are disappointed that it underperformed its benchmark. Over the long term, we believe that our quantitative process for stock selection will enable this fund to perform well.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	4/30/07	10/31/06

Common Stocks	96%	100%
Cash Equivalents	4%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/07	10/31/06

Financials	19%	20%
Consumer Discretionary	15%	12%
Health Care	14%	14%
Information Technology	12%	12%
Energy	11%	10%
Industrials	11%	12%
Consumer Staples	7%	8%
Telecommunication Services	4%	5%
Utilities	4%	3%
Materials	3%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2007 (21.0% of Net Assets)
1. Bank of America Corp. Provider of commercial banking services	3.0%
2. JPMorgan Chase & Co. Provider of global financial services	2.6%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.4%
4. International Business Machines Corp. Manufacturer of computers and provider of information processing	2.3%
5. The Goldman Sachs Group, Inc. Provider of global investment banking services	1.9%
6. Boeing Co. Manufacturer of jet airplanes	1.9%
7. Abbott Laboratories Developer of health care products	1.8%
8. Wells Fargo & Co. Provider of various financial services	1.8%
9. ExxonMobil Corp. Explorer and producer of oil and gas	1.8%
10. Raytheon Co. Provider of products and services to commercial aerospace, defense and military aviation markets	1.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 96.2%
Consumer Discretionary 14.0%
Auto Components 0.3%
BorgWarner, Inc.	10,800	841,428
TRW Automotive Holdings Corp.*	19,100	707,846
		1,549,274
Hotels Restaurants & Leisure 2.0%
Brinker International, Inc.	41,600	1,293,760
McDonald's Corp.	171,800	8,294,504
Yum! Brands, Inc.	38,500	2,381,610
		11,969,874
Household Durables 0.9%
NVR, Inc.*	5,900	4,861,600
Snap-on, Inc.	8,300	452,350
		5,313,950
Leisure Equipment & Products 0.2%
Hasbro, Inc.	30,600	967,266
Media 4.5%
Liberty Global, Inc. "A"*	83,100	2,982,460
McGraw-Hill Companies, Inc.	114,400	7,496,632
Omnicom Group, Inc.	74,100	7,759,011
The DIRECTV Group, Inc.*	377,200	8,992,448
		27,230,551
Multiline Retail 3.7%
Family Dollar Stores, Inc.	67,900	2,161,936
Federated Department Stores, Inc.	172,200	7,563,024
J.C. Penney Co., Inc.	10,700	846,263
Kohl's Corp.*	96,600	7,152,264
Nordstrom, Inc.	55,200	3,031,584
Target Corp.	28,000	1,662,360
		22,417,431
Specialty Retail 1.5%
Dick's Sporting Goods, Inc.*	69,700	3,909,473
Ross Stores, Inc.	127,000	4,210,050
The Sherwin-Williams Co.	19,200	1,224,384
		9,343,907
Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc.*	112,800	5,508,024
Consumer Staples 6.4%
Beverages 1.5%
Coca-Cola Enterprises, Inc.	79,200	1,737,648
PepsiCo, Inc.	112,800	7,454,952
		9,192,600
Food & Staples Retailing 1.1%
Safeway, Inc.	190,400	6,911,520
Food Products 1.2%
General Mills, Inc.	119,000	7,128,100
Household Products 1.5%
Colgate-Palmolive Co.	73,800	4,999,212
Kimberly-Clark Corp.	57,800	4,113,626
		9,112,838
Tobacco 1.1%
Altria Group, Inc.	73,900	5,093,188
Loews Corp. — Carolina Group	20,500	1,568,865
		6,662,053
Energy 10.6%
Energy Equipment & Services 2.8%
Global Industries, Ltd.*	170,100	3,531,276
Patterson-UTI Energy, Inc.	194,500	4,743,855
Tidewater, Inc.	86,600	5,473,986
Unit Corp.*	50,900	2,908,935
		16,658,052
Oil, Gas & Consumable Fuels 7.8%
Chesapeake Energy Corp.	169,200	5,710,500
Chevron Corp.	7,400	575,646
Devon Energy Corp.	99,100	7,221,417
ExxonMobil Corp.	135,586	10,762,816
Marathon Oil Corp.	67,400	6,844,470
Newfield Exploration Co.*	94,400	4,130,000
Tesoro Corp.	47,700	5,781,240
Valero Energy Corp.	89,800	6,306,654
		47,332,743
Financials 18.4%
Capital Markets 3.6%
Bear Stearns Companies, Inc.	7,700	1,198,890
Morgan Stanley	108,800	9,140,288
The Goldman Sachs Group, Inc.	51,500	11,258,415
		21,597,593
Commercial Banks 2.4%
SunTrust Banks, Inc.	8,500	717,570
US Bancorp.	70,600	2,425,110
Wells Fargo & Co.	310,300	11,136,667
		14,279,347
Diversified Financial Services 7.1%
Bank of America Corp.	352,400	17,937,160
Citigroup, Inc.	172,666	9,258,351
JPMorgan Chase & Co.	304,100	15,843,610
		43,039,121
Insurance 3.2%
Allstate Corp.	44,700	2,785,704
CNA Financial Corp.*	21,000	980,070
Genworth Financial, Inc. "A"	153,300	5,593,917
MetLife, Inc.	133,100	8,744,670
Philadelphia Consolidated Holding Corp.*	6,000	260,400
Principal Financial Group, Inc.	19,000	1,206,310
		19,571,071
Real Estate Investment Trusts 1.7%
AMB Property Corp. (REIT)	5,400	328,914
Archstone-Smith Trust (REIT)	15,600	812,916
AvalonBay Communities, Inc. (REIT)	4,300	525,718
Equity Residential (REIT)	16,900	784,667
Essex Property Trust, Inc. (REIT)	1,000	128,860
Hospitality Properties Trust (REIT)	5,700	259,521
Host Hotels & Resorts, Inc. (REIT)	42,800	1,097,392
ProLogis (REIT)	24,700	1,600,560
Public Storage, Inc. (REIT)	14,300	1,334,476
Simon Property Group, Inc. (REIT)	14,700	1,694,616
The Macerich Co. (REIT)	3,100	294,872
Vornado Realty Trust (REIT)	13,100	1,554,053
		10,416,565
Thrifts & Mortgage Finance 0.4%
Fannie Mae	38,200	2,250,744
Health Care 13.7%
Biotechnology 0.7%
Gilead Sciences, Inc.*	51,200	4,184,064
Health Care Equipment & Supplies 4.1%
Baxter International, Inc.	114,800	6,501,124
Becton, Dickinson & Co.	97,500	7,672,275
Dade Behring Holdings, Inc.	42,000	2,062,620
Kinetic Concepts, Inc.*	82,600	4,130,000
Zimmer Holdings, Inc.*	48,800	4,415,424
		24,781,443
Health Care Providers & Services 1.7%
Coventry Health Care, Inc.*	86,100	4,979,163
Humana, Inc.*	68,800	4,350,912
WellCare Health Plans, Inc.* (a)	14,600	1,176,614
		10,506,689
Life Sciences Tools & Services 0.2%
Covance, Inc.*	15,800	955,900
Pharmaceuticals 7.0%
Abbott Laboratories	197,000	11,154,140
Eli Lilly & Co.	47,700	2,820,501
Johnson & Johnson	49,700	3,191,734
Merck & Co., Inc.	36,900	1,898,136
Pfizer, Inc.	548,100	14,502,726
Schering-Plough Corp.	277,700	8,811,421
		42,378,658
Industrials 10.5%
Aerospace & Defense 6.6%
Boeing Co. (a)	120,300	11,187,900
Honeywell International, Inc.	132,500	7,178,850
Lockheed Martin Corp.	46,600	4,480,124
Raytheon Co.	175,100	9,374,854
United Technologies Corp.	112,200	7,531,986
		39,753,714
Airlines 1.2%
AMR Corp.*	138,800	3,621,292
Continental Airlines, Inc. "B"*	94,200	3,443,952
		7,065,244
Commercial Services & Supplies 0.6%
R.R. Donnelley & Sons Co.	88,900	3,573,780
Industrial Conglomerates 1.0%
General Electric Co.	165,100	6,085,586
Machinery 0.3%
Manitowoc Co., Inc.	25,300	1,726,219
Road & Rail 0.8%
Hertz Global Holdings, Inc.*	25,600	509,440
Ryder System, Inc.	82,500	4,342,800
		4,852,240
Trading Companies & Distributors 0.0%
United Rentals, Inc.*	8,000	268,000
Information Technology 11.9%
Communications Equipment 0.1%
Cisco Systems, Inc.*	21,800	582,932
Computers & Peripherals 4.0%
Hewlett-Packard Co.	21,100	889,154
International Business Machines Corp.	135,700	13,869,897
Lexmark International, Inc. "A"*	87,100	4,746,950
Western Digital Corp.*	252,400	4,462,432
		23,968,433
Internet Software & Services 1.2%
eBay, Inc.*	74,900	2,542,106
Google, Inc. "A"*	8,600	4,053,868
Yahoo!, Inc.*	19,900	557,996
		7,153,970
IT Services 1.1%
Acxiom Corp. (a)	16,500	372,900
Computer Sciences Corp.*	82,700	4,593,158
Convergys Corp.*	10,000	252,600
Unisys Corp.*	164,600	1,290,464
		6,509,122
Office Electronics 0.0%
Xerox Corp.*	14,000	259,000
Semiconductors & Semiconductor Equipment 3.8%
Altera Corp.*	48,300	1,088,682
Intel Corp.	269,600	5,796,400
MEMC Electronic Materials, Inc.*	41,300	2,266,544
Novellus Systems, Inc.*	161,100	5,214,807
NVIDIA Corp.*	122,300	4,022,447
Teradyne, Inc.*	262,200	4,575,390
		22,964,270
Software 1.7%
Cadence Design Systems, Inc.*	279,700	6,209,340
Microsoft Corp.	94,800	2,838,312
Symantec Corp.*	67,700	1,191,520
		10,239,172
Materials 3.2%
Chemicals 2.0%
Albemarle Corp.	17,500	742,875
Celanese Corp. "A"	81,400	2,700,038
Eastman Chemical Co.	17,700	1,198,290
FMC Corp.	7,400	569,282
Huntsman Corp.	79,500	1,558,200
Lyondell Chemical Co.	183,100	5,698,072
		12,466,757
Metals & Mining 1.2%
Nucor Corp.	79,900	5,070,454
Southern Copper Corp.	24,600	1,975,380
		7,045,834
Telecommunication Services 4.1%
Diversified Telecommunication Services 3.9%
AT&T, Inc.	55,700	2,156,704
Citizens Communications Co.	374,500	5,830,965
Embarq Corp.	81,900	4,917,276
Level 3 Communications, Inc.*	480,600	2,672,136
Verizon Communications, Inc.	210,700	8,044,526
		23,621,607
Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	11,500	654,925
United States Cellular Corp.*	3,500	253,750
		908,675
Utilities 3.4%
Electric Utilities 0.9%
Exelon Corp.	75,100	5,663,291
Independent Power Producers & Energy Traders 0.2%
Constellation Energy Group	12,600	1,122,912
Multi-Utilities 2.3%
Dominion Resources, Inc.	63,000	5,745,600
Sempra Energy	125,600	7,973,088
		13,718,688
Total Common Stocks (Cost $530,065,746)		580,808,824
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.2%
US Treasury Bill, 4.845%**, 7/19/2007 (b) (Cost $986,400)	997,000	986,400
	Shares	Value ($)

Securities Lending Collateral 0.6%
Daily Assets Fund Institutional, 5.33% (c) (d) (Cost $4,005,934)	4,005,934	4,005,934

Cash Equivalents 3.9%
Cash Management QP Trust, 5.31% (c) (Cost $23,632,313)	23,632,313	23,632,313
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $558,690,393)+	100.9	609,433,471
Other Assets and Liabilities, Net	(0.9)	(5,582,892)
Net Assets	100.0	603,850,579
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $559,549,010. At April 30, 2007, net unrealized appreciation for all securities based on tax cost was $49,884,461. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $56,825,200 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,940,739.
(a) All or a portion of these securities were on loan amounting to $2,497,946. In addition, included in other assets and liabilities is a pending sale, amounting to $1,421,523 that is also on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2007 amounted to $3,919,469 which is 0.6% of net assets.
(b) At April 30, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

At April 30, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	6/14/2007	61	21,720,493	22,698,100	977,607

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $531,052,146) — including $2,497,946 of securities loaned	$ 581,795,224
Investment in Daily Assets Fund Institutional (cost $4,005,934)*	4,005,934
Investment in Cash Management QP Trust (cost $23,632,313)	23,632,313
Total investments in securities, at value (cost $558,690,393)	609,433,471
Receivable for investments sold	56,915,755
Dividends receivable	393,760
Interest receivable	101,114
Receivable for Fund shares sold	973,565
Other assets	49,160
Total assets	667,866,825
Liabilities
Cash overdraft	387,933
Payable upon return of securities loaned	4,005,934
Payable for investments purchased	57,781,578
Payable for Fund shares redeemed	581,381
Accrued management fee	285,619
Payable for daily variation margin on open futures contracts	210,454
Other accrued expenses and payables	763,347
Total liabilities	64,016,246
Net assets, at value	$ 603,850,579
Net Assets
Net assets consist of: Undistributed net investment income	1,710,725
Net unrealized appreciation (depreciation) on: Investments	50,743,078
Futures	977,607
Accumulated net realized gain (loss)	50,578,809
Paid-in capital	499,840,360
Net assets, at value	$ 603,850,579
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($449,267,083 ÷ 20,821,249 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.58
Maximum offering price per share (100 ÷ 94.25 of $21.58)	$ 22.90

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($60,664,926 ÷ 3,021,659 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 20.08

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($42,846,038 ÷ 2,103,201 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 20.37
Class S Net Asset Value, offering and redemption price(a) per share ($6,814,627 ÷ 315,956 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.57

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($44,257,905 ÷ 1,981,887 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 22.33
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Income: Dividends	$ 5,118,201
Interest — Cash Management QP Trust	309,770
Interest	19,301
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	33,346
Total Income	5,480,618
Expenses: Management fee	1,685,646
Services to shareholders	773,999
Custodian fee	14,086
Distribution service fees	1,068,137
Auditing	26,425
Legal	13,011
Trustees' fees and expenses	12,931
Reports to shareholders	67,077
Registration fees	38,944
Other	17,942
Total expenses before expense reductions	3,718,198
Expense reductions	(14,344)
Total expenses after expense reductions	3,703,854
Net investment income (loss)	1,776,764
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	51,786,380
Futures	(258,436)
51,527,944
Net unrealized appreciation (depreciation) during the period on: Investments	(10,165,593)
Futures	936,058
(9,229,535)
Net gain (loss) on investment transactions	42,298,409
Net increase (decrease) in net assets resulting from operations	$ 44,075,173

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income (loss)	$ 1,776,764	$ 4,144,999
Net realized gain (loss) on investment transactions	51,527,944	73,856,713
Net unrealized appreciation (depreciation) during the period on investment transactions	(9,229,535)	14,241,455
Net increase (decrease) in net assets resulting from operations	44,075,173	92,243,167
Distributions to shareholders from: Net investment income: Class A	(2,738,872)	(1,232,478)
Institutional Class	(432,682)	(557,676)
Class S	(28,478)	(7,845)
Net realized gains: Class A	(39,726,473)	—
Class B	(6,841,540)	—
Class C	(4,177,280)	—
Institutional Class	(3,716,947)	—
Class S	(350,177)	—
Fund share transactions: Proceeds from shares sold	50,053,259	85,218,224
Reinvestment of distributions	54,957,939	1,725,302
Cost of shares redeemed	(78,773,121)	(208,676,235)
Redemption fees	1,932	10,347
Net increase (decrease) in net assets from Fund share transactions	26,240,009	(121,722,362)
Increase (decrease) in net assets	12,302,733	(31,277,194)
Net assets at beginning of period	591,547,846	622,825,040
Net assets at end of period (including undistributed net investment income of $1,710,725 and $3,133,993, respectively)	$ 603,850,579	$ 591,547,846

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.16	$ 19.07	$ 17.30	$ 15.24	$ 12.92	$ 15.03
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.17[d]	.09	.06	.04	.03
Net realized and unrealized gain (loss) on investment transactions	1.55	2.98	1.73	2.00	2.28	(2.14)
Total from investment operations	1.62	3.15	1.82	2.06	2.32	(2.11)
Less distributions from: Net investment income	(.14)	(.06)	(.05)	—	—	—
Net realized gains on investment transactions	(2.06)	—	—	—	—	—
Total distributions	(2.20)	(.06)	(.05)	—	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 21.58	$ 22.16	$ 19.07	$ 17.30	$ 15.24	$ 12.92
Total Return (%)[c]	7.74**	16.54[d]	10.54	13.52	17.96	(14.04)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	449	429	405	382	349	308
Ratio of expenses (%)	1.12*	1.12	1.19	1.13	1.19	1.09
Ratio of net investment income (loss) (%)	.73*	.82[d]	.49	.42	.34	.21
Portfolio turnover rate (%)	313*	259	329	222	185	143
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 20.72	$ 17.94	$ 16.37	$ 14.55	$ 12.43	$ 14.58
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.01)[e]	(.04)	(.06)	(.05)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.44	2.79	1.61	1.88	2.17	(2.06)
Total from investment operations	1.42	2.78	1.57	1.82	2.12	(2.15)
Less distributions from: Net realized gains on investment transactions	(2.06)	—	—	—	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 20.08	$ 20.72	$ 17.94	$ 16.37	$ 14.55	$ 12.43
Total Return (%)[c]	7.23**	15.50[d,e]	9.59[d]	12.51[d]	17.06	(14.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	74	100	138	178	197
Ratio of expenses before expense reductions (%)	2.09*	2.11	2.16	2.09	2.00	1.93
Ratio of expenses after expense reductions (%)	2.09*	2.02	2.01	2.01	2.00	1.93
Ratio of net investment income (loss) (%)	(.24)*	(.06)[e]	(.33)	(.46)	(.47)	(.63)
Portfolio turnover rate (%)	313*	259	329	222	185	143
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 20.97	$ 18.12	$ 16.53	$ 14.69	$ 12.55	$ 14.72
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***	.02[e]	(.04)	(.07)	(.06)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.46	2.83	1.63	1.91	2.20	(2.08)
Total from investment operations	1.46	2.85	1.59	1.84	2.14	(2.17)
Less distributions from: Net realized gains on investment transactions	(2.06)	—	—	—	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 20.37	$ 20.97	$ 18.12	$ 16.53	$ 14.69	$ 12.55
Total Return (%)[c]	7.29**	15.73[e]	9.62[d]	12.53[d]	17.05	(14.74)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	43	43	46	47	44
Ratio of expenses before expense reductions (%)	1.86*	1.83	2.02	2.06	1.99	1.90
Ratio of expenses after expense reductions (%)	1.86*	1.83	2.00	2.00	1.99	1.90
Ratio of net investment income (loss) (%)	(0.01)*	.11[e]	(.32)	(.45)	(.46)	(.60)
Portfolio turnover rate (%)	313*	259	329	222	185	143
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.15	$ 19.10	$ 18.44
Income (loss) from investment operations: Net investment income (loss)[c]	.09	.19[e]	.07
Net realized and unrealized gain (loss) on investment transactions	1.56	2.98	.59
Total from investment operations	1.65	3.17	.66
Less distributions from: Net investment income	(.17)	(.12)	—
Net realized gains on investment transactions	(2.06)	—	—
Total distributions	(2.23)	(.12)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 21.57	$ 22.15	$ 19.10
Total Return (%)	7.82**	16.72[d,e]	3.58d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	4	1
Ratio of expenses before expense reductions (%)	.92*	1.02	1.12*
Ratio of expenses after expense reductions (%)	.92*	1.01	1.00*
Ratio of net investment income (loss) (%)	.93*	.91[e]	.49*
Portfolio turnover rate (%)	313*	259	329
[a] For the six months ended April 30, 2007 (Unaudited).
[b] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.91	$ 19.73	$ 17.90	$ 15.70	$ 13.25	$ 15.36
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.26[d]	.17	.12	.11	.09
Net realized and unrealized gain (loss) on investment transactions	1.61	3.07	1.80	2.08	2.34	(2.20)
Total from investment operations	1.72	3.33	1.97	2.20	2.45	(2.11)
Less distributions from: Net investment income	(.24)	(.15)	(.14)	—	—	—
Net realized gains on investment transactions	(2.06)	—	—	—	—	—
Total distributions	(2.30)	(.15)	(.14)	—	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 22.33	$ 22.91	$ 19.73	$ 17.90	$ 15.70	$ 13.25
Total Return (%)	7.89**	17.02[c,d]	11.04[c]	14.01[c]	18.49	(13.74)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	41	73	50.2		3
Ratio of expenses before expense reductions (%)	.74*	.78	.77	.74	.72	.66
Ratio of expenses after expense reductions (%)	.74*	.73	.73	.74	.72	.66
Ratio of net investment income (loss) (%)	1.11*	1.25[d]	.95	.81	.81	.64
Portfolio turnover rate (%)	313*	259	329	222	185	143
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Blue Chip Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term instruments) aggregated $910,196,989 and $958,647,328, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The Fund pays a monthly management fee of 1/12 of the annual rate as follows:

First $250 million of the Fund's average daily net assets	.58%
Next $750 million of such net assets	.55%
Next $1.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.51%
Next $2.5 billion of such net assets	.48%
Next $2.5 billion of such net assets	.46%
Next $2.5 billion of such net assets	.44%
Over $12.5 billion of such net assets	.42%

Accordingly, for the six months ended April 30, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.57% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Service to Shareholders	Total Aggregated	Unpaid at April 30, 2007
Class A	$ 399,276	$ 141,658
Class B	136,225	98,257
Class C	37,192	14,998
Class S	5,226	1,089
Institutional Class	11,793	20,408
	$ 589,712	$ 276,410

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2007
Class B	$ 251,250	$ 35,057
Class C	160,263	26,379
	$ 411,513	$ 61,436

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2007	Annualized Effective Rate
Class A	$ 521,489	$ 175,700.24%
Class B	82,657	23,075.25%
Class C	52,478	17,129.25%
	$ 656,624	$ 215,904

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2007 aggregated $18,766.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2007, the CDSC for Class B and C shares aggregated $95,508 and $1,135, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,581, of which $11,072 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the six months ended April 30, 2007, the Advisor agreed to reimburse the Fund $3,918, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2007, the custodian fees were reduced by $36 and $10,390, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,855,551	$ 39,612,713	3,268,355	$ 67,526,230
Class B	123,819	2,457,680	323,285	6,272,823
Class C	148,397	2,983,279	373,336	7,321,853
Institutional Class	62,946	1,345,740	35,028	745,512
Class S	171,184	3,653,847	162,652	3,351,806
		$ 50,053,259		$ 85,218,224
Shares issued to shareholders in reinvestment of distributions
Class A	1,920,225	$ 39,767,939	57,579	$ 1,160,218
Class B	345,793	6,687,628	—	—
Class C	203,871	3,997,992	—	—
Institutional Class	193,817	4,149,628	26,850	557,675
Class S	17,146	354,752	368	7,409
		$ 54,957,939		$ 1,725,302
Shares redeemed
Class A	(2,333,449)	$ (49,688,064)	(5,182,415)	$ (106,938,885)
Class B	(1,027,371)	(20,473,302)	(2,341,836)	(45,264,322)
Class C	(309,329)	(6,234,018)	(704,346)	(13,770,366)
Institutional Class	(75,357)	(1,660,067)	(1,971,155)	(41,613,025)
Class S	(33,410)	(717,670)	(52,515)	(1,089,637)
		$ (78,773,121)		$ (208,676,235)
Redemption fees		$ 1,932		$ 10,347
Net increase (decrease)
Class A	1,442,327	$ 29,693,624	(1,856,481)	$ (38,247,631)
Class B	(557,759)	(11,327,924)	(2,018,551)	(38,988,519)
Class C	42,939	747,737	(331,010)	(6,446,451)
Institutional Class	181,406	3,835,301	(1,909,277)	(40,309,838)
Class S	154,920	3,291,271	110,505	2,270,077
		$ 26,240,009		$ (121,722,362)

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $339,837 from the Advisor for its settlement portion, which was equivalent to $0.012 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KBCAX	KBCBX	KBCCX	KBCIX
CUSIP Number	233372 101	233372 200	233372 309	233372 408
Fund Number	031	231	331	1431
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KBCSX
Fund Number	2331

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Blue Chip Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Blue Chip Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007